UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 11, 2017, Helios and Matheson Analytics Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its acquisition of a majority interest in MoviePass Inc., a Delaware corporation (“MoviePass”).

This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the consent of MoviePass’ independent registered public accounting firm, EisnerAmper LLP, that was not included in the Original Form 8-K. The remainder of the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1(1)	MoviePass SPA (incorporated by reference to Exhibit 2.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
2.2	Amendment No. 1 to MoviePass SPA (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
2.3**	Amendment No. 2 to MoviePass SPA.
4.1**	Helios Convertible Note issued by the Company to MoviePass on December 11, 2017.
4.2	Helios Note (incorporated by reference to Exhibit 4.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
4.3**	Form of MoviePass Option Note.
10.1	MoviePass Option Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
10.2**	Note Purchase Agreement dated December 11, 2017 between the Company, MoviePass and Christopher Kelly.
10.3**	Note Conversion Agreement to be entered into between the Company and MoviePass.
10.4	Voting Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.5	Investors’ Rights Agreement (incorporated by reference to Exhibit 10.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.6	MoviePass Lock-Up Agreement (incorporated by reference to Exhibit 10.5 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.7	HMNY Lock-Up Agreement (incorporated by reference to Exhibit 10.6 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.9	MoviePass Voting Proxy (incorporated by reference to Exhibit 10.8 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
23.1*	Consent of EisnerAmper LLP.
99.1	Audited Financial Statements of MoviePass Inc. as of December 31, 2016 and December 31, 2015 (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.2	Unaudited Financial Statements of MoviePass Inc. for the nine months ended September 30, 2017 and September 30, 2016 (incorporated by reference to Exhibit 99.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.3	Unaudited Pro Forma Combined Financial Statements of Helios and Matheson Analytics Inc. and MoviePass Inc. (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).

* Filed herewith

** Previously filed with the Original Form 8-K.

(1) The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass SPA. HMNY hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	MoviePass SPA (incorporated by reference to Exhibit 2.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
2.2	Amendment No. 1 to MoviePass SPA (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
2.3**	Amendment No. 2 to MoviePass SPA.
4.1**	Helios Convertible Note issued by the Company to MoviePass on December 11, 2017.
4.2	Helios Note (incorporated by reference to Exhibit 4.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
4.3**	Form of MoviePass Option Note.
10.1	MoviePass Option Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
10.2**	Note Purchase Agreement dated December 11, 2017 between the Company, MoviePass and Christopher Kelly.
10.3**	Note Conversion Agreement to be entered into between the Company and MoviePass.
10.4	Voting Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.5	Investors’ Rights Agreement (incorporated by reference to Exhibit 10.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.6	MoviePass Lock-Up Agreement (incorporated by reference to Exhibit 10.5 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.7	HMNY Lock-Up Agreement (incorporated by reference to Exhibit 10.6 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.9	MoviePass Voting Proxy (incorporated by reference to Exhibit 10.8 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
23.1*	Consent of EisnerAmper LLP.
99.1	Audited Financial Statements of MoviePass Inc. as of December 31, 2016 and December 31, 2015 (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.2	Unaudited Financial Statements of MoviePass Inc. for the nine months ended September 30, 2017 and September 30, 2016 (incorporated by reference to Exhibit 99.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.3	Unaudited Pro Forma Combined Financial Statements of Helios and Matheson Analytics Inc. and MoviePass Inc. (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).

* Filed herewith

** Previously filed with the Original Form 8-K.

(1) The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass SPA. HMNY hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

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